Exhibit 99.1
NASDAQ:SMLR Needham Virtual Healthcare Conference April 2023

Forward-Looking Statements This presentation includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should,” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. Such forward-looking statements appear in a number of places throughout this presentation and include express and implied statements regarding the effects of the CMS 2024 final rate announcement, QuantaFlo® as an aid in the diagnosis of heart dysfunction, the market opportunity for our products, our up to $20.0 million buyback program and any purchases thereunder, new products and service offerings, as well as our plans for maximizing stockholder returns and our goals for the year, among others. These statements are based on our current intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the impact of healthcare reform (including the Affordable Care Act) on our business, the effect of new financial incentives for medical providers and the amount of such payments, our ongoing and planned development of products, the timing of launch of such new products, the strength and breadth of our intellectual property, the degree of clinical utility and adoption of our product, particularly for specific patient populations, and the success of new service models. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. Our results of operations, financial condition, liquidity, prospects, growth and strategies depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 23, 2023 and as may be amended from time to time, the recent CMS Advance Notice and the potential change in the reimbursement landscape and the continued effects of the on-going COVID-19 pandemic, including our assumptions regarding its duration and the impact on use of our products and services and the recent seasonality observed in our variable (fee per test) and other geopolitical events that may impact our supply chain, such as the Russian invasion of Ukraine and inflation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results of developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. You should read carefully our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” and the factors described in the “Risk Factors” sections of the Annual Report to better understand the risks and uncertainties inherent in our business. 2

Investment Highlights (in millions of U.S. Dollars) Solid track record of growth and profitability • Recurring SAAS revenue model • Strong cash position of $43.1 million as of 12/31/22 • Reinvest in business • Diversity products • Share buybacks 3 2018 2022 REVENUES INCOME FROM OPERATIONS $56.7m $21.5m 2018* 2022 $5.3m $17.2m *2018 was the first year since inception with income from operations 3

Disruptive, Paradigm-shifting Business with Large Opportunity Technology to bring cardiac and vascular testing to the front lines of medicine High-leverage distribution model supporting value-based healthcare companies such as Health Insurance Plans and other emerging customers Software as a service (SAAS) recurring-revenue subscription licensing model with a Large and underpenetrated addressable market opportunity Proven clinical benefit of early testing and opportunity to promote health equity and improve disparities for underserved patients 4

QuantaFlo Product Family Comparison QuantaFlo® QuantaFlo® HD Aids in the diagnosis: for Peripheral Artery Disease (PAD) for Heart dysfunction (HD) Market Introduction 2011 2022 Regulatory Status FDA cleared Point of Service Office, clinic, home Hardware PC, laptop or tablet + sensor Test administered by Medical aide Pricing Model Fixed-fee license or Variable-fee license 5

New Investments Insulin Insights™ Entered into an exclusive distribution agreement with Mellitus Health in the U.S., including Puerto Rico, except selected accounts. Insulin Insights™ is an FDA-cleared software solution designed to provide healthcare providers optimal insulin dosing recommendations for diabetic patients. Monarch Medical Technologies Investment in Monarch whose main FDA cleared product, EndoTool®, offers a technology-enabled approach to glycemic management for diabetic patients in the inpatient setting. SYNAPS Dx – Equity Investment Investment in SYNAPS Dx whose main product, Discerntm , is a test for early Alzheimer’s disease. 6

Recurring Revenue SAAS Model 7 • Two types of recurring revenue depending on customer type: • Monthly fixed-fees • Variable-fees or fee-per-test based on usage (plus cost of sensor) • Offering enterprise solutions, such as EMR integration; results in high customer retention • Opportunity to introduce new, synergistic products that have recurring revenues and are sold through the same channel 7

Bringing Cardiovascular Testing to the Front Lines of Medicine 8 5 Minute Test • FDA marketing clearance and patent granted • Well-suited for use in primary care & specialty practices, health fairs and during in home evaluations • Delivers fast, clinically-proven, accurate results in ~5 minutes by a medical aide, saving valuable physician time • Performed at the point of care providing significant opportunity to improve health

Competition in the Peripheral Arterial Disease (PAD) Market • Traditional Ankle-Brachial Index (ABI) testing for PAD has been the standard for decades, uses blood pressure cuffs and doppler ultrasound imaging • Requires a trained vascular technician, performed by referral in a specialized vascular lab, requires more time and cost, accuracy same as or less than QuantaFlo® • ABI not suitable for certain types of patients • ABI not practical for primary care offices or home testing 9

Traditional Method to Identify Heart Dysfunction • Traditional transthoracic echocardiograph (Echo) testing for heart dysfunction • Requires a trained sonographer to perform the test, performed by referral in a specialized lab, takes about an hour, must be read by a primary care physician or cardiologist • Not suitable for certain types of patients and not practical for primary care offices or home testing • QuantaFlo® has a statistically significant correlation to Echo (p<.01) 1 10

Business Opportunity 11 • More than 400K medical professionals practicing primary care medicine in the U.S. • We believe there are 80+ million people in U.S. who, based on AHA/ACC criteria could be tested: • 64 million age 65 or older, or • 10,000 people in the U.S. turn 65 every day • Age 50 to 64 with cardiovascular risk factors • Of these 80+ million: • 28 million are Medicare Advantage • 36 million are Medicare 11 References: Source Appendix 2.

Early Warning 12 Society benefits from “early warning” of patients’ health status: • Start preventive care to avoid acute care costs down the road • Improved economics to mitigate the financial costs of heart attacks, strokes and chronic disease • Opportunity to promote health equity and improve disparities for underserved patients

Realities of PAD 13 • PAD is highly underdiagnosed • >30% of patients over age 65 screen positive for PAD3 • 75% of PAD patients are asymptomatic4 - primary MDs often miss the diagnosis • PAD sufferers have a 21% increased risk of a heart attack, stroke, hospitalization or death within one year5 • Co-morbidity and cost of asymptomatic PAD are similar to that of symptomatic PAD6 • Significant annual costs to the U.S. Government and payors 13

Delaying Testing for PAD Allows Progression 14 • PAD screening is a reasonable medical intervention with an acceptable cost in a CMS patient population.7 • There is enormous potential to realize cost-savings by reducing cardiovascular event rates and deploying population-based PAD risk management strategies.8 $↓ $↑ Arterial Disease Progression Asymptomatic Symptomatic* * Illustration

Recent Independent Clinical Studies Supports Use of QuantaFlo®

Two independently conducted; peer-reviewed studies published in 2022 analyzed screening tests using QuantaFlo® to aid in the diagnosis of PAD

- The **"HouseCalls Program"** published in the *AJPM Focus*[9] tested **192,500 patients** in their home
- The **"Nevada Paper"** published in the *Journal of Vascular Surgery*[10] tested **13,971 patients** in clinics
- **~30% of asymptomatic patients tested positive** for PAD
- The **risk** associated with detecting PAD was **substantial** with increased risk of all-cause mortality or morbidity at one to three years
- The studies **underscore the potential for nationwide screening programs in clinics and at home**, allowing stratification for further cardiovascular risk management

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Semler Scientific 15

Realities of Heart Failure 16 • Heart failure is highly underdiagnosed. Prevalence rate of identifying patients over age 65 of asymptomatic pre-heart failure with a structural or functional abnormality is 30-40%11 • The number of patients with asymptomatic heart failure exceeds the number of patients with symptomatic heart failure by 4-fold12 • Mortality rates after hospitalization for heart failure are 31% within one year after diagnosis13 • Over one million hospitalizations per year in the US from heart failure14 and the annual cost of care exceeds $30 billion15 16

Introducing 17 Dr. Wayne Pan, CEO

CMS 2024 Final Rate Announcement for Medicare Advantage (MA) Capitation Rates

Future Focus 19 1. Clinical Messaging 2. Value Base Care and Potential to Reduce Healthcare Costs 3. Expanding our Target Patient Population 4. Health Equity 5. New Products including QuantaFlo HD and Insulin Insights

Maximize Stockholder Returns 20 • Reinvest in core business – reinforce clinical message, add additional customers, invest in QuantaFlo® HD and new products • Diversify Product Range – through license deals, investments and acquisitions • Share Buybacks – $20m total share buyback authorization; $15m remaining • Remain flexible and nimble. Main an organization that can react quickly to changes in any direction.

Sources Appendix 2221 1. Howell SC, Master RC (2023) Clinical Evaluation of Volume Plethysmography as an Aid for Diagnosis of Heart Failure in the Primary Care Setting. J Prev Med Vol.8 No.1: 184 2. https://www.commonwealthfund.org/blog/2022/taking-stock-medicare-advantage-overview; https://arc.aarpinternational.org/countries/united-states; https://www.businesswire.com/news/home/20190925005563/en/SAGE-GROUP-LLC-Comments-National-Peripheral-Artery/; Yost, ML, The Sage Group, September 25, 2019 3. Smolderen K, Heath K, et al. Clinical Research Study Screening for Peripheral Artery Disease: Journal of Vascular Surgery, 06/01/2022: Vol 75, Issue 6, P2054-2064. https://www.jvascsurg.org/article/S07415214(22)00340-8/fulltext 4. Sillesen H, Falk E: Peripheral artery disease (PAD) screening in the asymptomatic population: why, how, and who? Curr Atheroscler Rep, 13(5):390-395. and Hirsch: Peripheral Arterial Disease Detection, Awareness, and Treatment in Primary Care JAMA, 2001: Vol 286: 1317-1324 5. Steg PG, Bhatt DL, Wilson PW, et al. One-year cardiovascular event rates in outpatients with atherothrombosis. JAMA. 2007;297(11):1197-1206. doi:10.1001/jama.297.11.1197 6. a)Criqui The epidemiology of peripheral arterial disease: importance of identifying the population at risk Vasc Med 1997;2:221-226 b)Reach Study: One-Year Costs in patients with a History of or at risk for atherothrombosis in the United States Circ Cardiovasc Qual Outcomes, 2008;1:38-45 c) Vascular Hospitalization Rates and Costs in Patients with Peripheral Artery Disease in the United States Cardiovascular Qual Outcomes 2010:3:642-651 7. Vascular Medicine 2018,Vol.23(2) 107-108 8. https://www.jvascsurg.org/article/S0741-5214(22)00340-8/fulltext 9. https://doi.org/10.1016/j.focus.2022.100016 10. https://www.jvascsurg.org/article/S0741-5214(22)00340-8/fulltext 11. Adapted from Circulation 2007 Prevalence and Prognostic Significance of Heart Failure Stages Application of the American College of Cardiology/American Heart Association Heart Failure Staging Criteria in the Community; Khawaja Afzal Ammar, MD. 12. Frigerio M, Oliva F, Turazza FM, et al. Prevention and management of chronic heart failure in management of asymptomatic patients. Am J Cardiol. 2003 May 8;91(9A):4F-9F. doi: 10.1016/s0002-9149(02)03335-0. PMID: 12729846. 13. Lan T, Liao YH, Zhang J, Yang ZP, Xu GS, Zhu L, Fan DM. Mortality and Readmission Rates After Heart Failure: A Systematic Review and Meta-Analysis. Ther Clin Risk Manag. 2021 Dec 7;17:1307-1320. doi: 10.2147/TCRM.S340587. PMID: 34908840; PMCID: PMC8665875.. 14. Heidenreich PA, Albert NM, Allen LA, et al. American Heart Association Advocacy Coordinating Committee; Council on Arteriosclerosis, Thrombosis and Vascular Biology; Council on Cardiovascular Radiology and Intervention; Council on Clinical Cardiology; Council on Epidemiology and Prevention; Stroke Council. Forecasting the impact of heart failure in the United States: a policy statement from the American Heart Association. Circ Heart Fail. 2013 May;6(3):606-19. doi: 10.1161/HHF.0b013e318291329a. Epub 2013 Apr 24. PMID: 23616602; PMCID: PMC3908895. 15. Jackson SL, Tong X, King RJ, et al. National Burden of Heart Failure Events in the United States, 2006 to 2014. Circ Heart Fail. 2018 Dec;11(12):e004873. doi: 10.1161/CIRCHEARTFAILURE.117.004873. PMID: 30562099; PMCID: PMC6424109.

Contact: ir@semlerscientific.com